                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 5, 2004


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


       Delaware                      333-112231                 13-3416059
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    (State or other                  (Commission              (IRS Employer
    jurisdiction of                  File Number)           Identification No.)
    incorporation)


                250 Vesey Street
       4 World Financial Center 28th Floor
               New York, New York                                10080
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    (Address of principal executive offices)                    Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)

      Attached hereto as exhibits are certain materials (the "Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3 Mortgage Loan Asset-Backed Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement and accompanying Prospectus (together, the "Prospectus"). The Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-112231) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

      Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1     Computational Materials

                    99.2     Computational Materials

                    99.3     Computational Materials

                    99.4     Computational Materials

                    99.5     Computational Materials

                    99.6     Computational Materials

                    99.7     Computational Materials

                    99.8     Computational Materials

                    99.9     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.




                                          By:      /s/ Matthew Whalen
                                                   -----------------------------
                                          Name:    Matthew Whalen
                                          Title:   President

Date: May 7, 2004

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------
99.1                          Computational Materials
99.2                          Computational Materials
99.3                          Computational Materials
99.4                          Computational Materials
99.5                          Computational Materials
99.6                          Computational Materials
99.7                          Computational Materials
99.8                          Computational Materials
99.9                          Computational Materials
